UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 13, 2009

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0350935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 2 pages.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Named Executive Officer/Director

On March 13, 2009, effective immediately, Thomas L. Millner, the Chief Executive Officer of Remington Arms Company, Inc. (“Remington”), announced that he is (i) terminating his employment with Remington, and (ii) resigning as a member of Remington’s Board of Directors (the “Board”). For purposes of that certain Executive Employment Agreement dated as of May 31, 2007, between Mr. Millner and Remington, Mr. Millner’s termination of employment is expected to be treated as a “resignation without good reason” by Remington.

(b), (c)	Appointment of Named Executive Officer

On March 14, 2009, effective immediately, Remington’s Board appointed Theodore H. Torbeck, Remington’s President and Chief Operating Officer, to serve as Chief Executive Officer of Remington and Mr. Torbeck will no longer retain the titles of Remington’s President and Chief Operating Officer.

Prior to his appointment as Chief Executive Officer, Mr. Torbeck, age 52, had served as Remington’s President since March 4, 2009 and as its Chief Operating Officer since February 2008. Prior to joining Remington, Mr. Torbeck had been an employee of General Electric Company since 1978, serving in various positions, most recently as the Vice President Operations of GE Industrial from 2006 to 2008, President and CEO of GE Rail Services from 2003 to 2006, and Vice President and General Manager – Global Supply Chain of GE Aircraft Engines from 2000 to 2003.

Mr. Torbeck’s appointment as Chief Executive Officer does not alter his existing compensatory relationship with Remington, which remains subject to the terms of his Executive Employment Agreement, dated as of February 4, 2008, between Remington and Mr. Torbeck.

(d)	Election of New Director

On March 14, 2009, effective immediately, Remington’s Board appointed Mr. Torbeck to serve as a director to fill the vacancy created by Mr. Millner’s resignation from the Board. Mr. Torbeck shall serve as a director until his successor has been elected and qualified or until his earlier death, resignation or removal.

As a member of Remington’s management team, Mr. Torbeck will not be eligible to receive compensation for his service as a Remington director. He was appointed to serve on the Executive Committee of the Board, which was the sole Board committee on which Mr. Millner served prior to his resignation from the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.
Stephen P. Jackson, Jr.

Chief Financial Officer, Secretary and Treasurer
(Principal Financial Officer)

March 17, 2009